                                                           Exhibit 10.6

                          FUND PARTICIPATION AGREEMENT

This Fund Participation Agreement ("Agreement"), dated as of the 1st day of December, 2000 is made by and between Nationwide Life Insurance Company and/or Nationwide Life and Annuity Insurance Company (separately or collectively "Nationwide") on behalf of the Nationwide separate accounts identified on Exhibit A which is attached hereto and may be amended from time to time ("Variable Accounts"), and WADDELL & REED SERVICES COMPANY ("WRSCO") and WADDELL & REED, INC. ("W&R, INC.") which serve respectively as the accounting services/shareholder servicing agent and the distributor to the W&R TARGET FUNDS, INC. (the "Funds") listed on Exhibit A. WRSCO and W&R, INC. are collectively referred to throughout this Agreement as "W&R."

WHEREAS, the Contracts allow for the allocation of net amounts received by Nationwide to separate sub-accounts of the Variable Accounts for investment in shares of the Funds and other similar funds as agreed by W&R and Nationwide; and

WHEREAS, selection of a particular sub-account (corresponding to a particular
Fund) is made by the Contract owner; or, in the case of certain group Contracts, by participants in various types of retirement plans which have purchased such group Contracts, and such Contract owners and/or participants may reallocate their investment options among the sub-accounts of the Variable Accounts in accordance with the terms of the Variable Accounts in accordance with the terms of the Contracts; and

WHEREAS, Nationwide and W&R mutually desire the inclusion of the Funds as underlying investment media for variable life insurance policies and/or variable annuity contracts as agreed by W&R and Nationwide (collectively, the "Contracts") issued by Nationwide;

NOW THEREFORE, Nationwide and W&R, in consideration of the promises and undertakings described herein, agree as follows:

1. (a) Nationwide represents and warrants that the Variable Accounts have been established and are in good standing under Ohio Law; and the Variable Accounts have been registered as unit investment trusts under the Investment Company Act of 1940, as amended (the "1940 Act") and will remain so registered, or are exempt from registration pursuant to section 3(c)(11) of the 1940 Act;

     (b) Nationwide represents and warrants that it is an insurance company duly organized and in good standing under the laws of its state of incorporation and that it has legally and validly established each Variable Account and Contract;

     (c) Nationwide represents and warrants that the Contracts will be registered under the Securities Act of 1933, as amended ("1933 Act") unless an exemption from registration is available prior to any issuance or sale of the Contracts and that the Contracts will be issued in compliance in all material respects with applicable federal and state laws.

2. Each party recognizes that the Funds shall be the exclusive underlying investments for the Contracts developed for exclusive distribution by W&R. The Funds may be available in other Contracts upon mutual agreement of Nationwide and W&R.

3. Subject to the terms and conditions of this Agreement, Nationwide shall be appointed to, and agrees, to act as a limited agent of W&R, for the sole purpose of receiving instructions for the purchase and redemption of Fund shares (from Contract owners or participants making investment allocation decisions under the Contracts) prior to the close of regular trading each Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Funds calculate their net asset value as set forth in the Funds' most recent Prospectuses and Statements of Additional Information. Except as particularly stated in this paragraph, Nationwide shall have no authority to act on behalf of W&R or to incur any cost or liability on its behalf.

     W&R will use its reasonable best efforts to provide closing net asset value, change in net asset value, dividend or daily accrual rate information and capital gain information by 6:00 p.m. Eastern Time each

     Business Day to Nationwide. Nationwide shall use this data to calculate unit values. Unit values shall be used to process that same Business Day's Variable Account transactions. Orders for purchases or redemptions shall be placed with W&R or its specified agent no later than 10:00 a.m. of the following Business Day. Orders for shares of Funds shall be accepted and executed at the time they are received by W&R and at the net asset value price determined as of the close of trading on the previous Business Day. The Funds may refuse to sell shares to any person or may suspend or terminate the offering of its shares if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the directors of the Funds, necessary in the best interest of the shareholders of the Funds. W&R will not accept any order made on a conditional basis or subject to any delay or contingency. Nationwide shall only place purchase orders for shares of Funds on behalf of its customers whose addresses recorded on Nationwide's books are in a state or other jurisdiction in which the Funds are registered or qualified for sale, or are exempt from registration or qualification as confirmed in writing by W&R.

     Payment for net purchases shall be wired to a custodial account designated by W&R and payment for net redemptions will be wired to an account designated by Nationwide. Dividends and capital gain distributions shall be reinvested in additional Fund shares at net asset value. Notwithstanding the above, W&R shall not be held responsible for providing Nationwide with ex-date net asset value, change in net asset value, dividend or capital gain information when the New York Stock Exchange is closed, when an emergency exists making the valuation of net assets not reasonably practicable, or during any period when the Securities and Exchange Commission ("SEC") has by order permitted the suspension of pricing shares for the protection of shareholders.

     Issuance and transfer of Fund shares will be by book entry only. Share certificates will not be issued to Nationwide for any Variable Account. Fund shares will be recorded in the appropriate title for each Variable Account.

     Nationwide agrees to provide W&R, upon request, written reports indicating the number of shareholders that hold interests in the Funds and such other information (including books and records) that W&R may reasonably request or as may be necessary or advisable to enable it to comply with any law, regulation or order.

4. All expenses incident to the performance by W&R and the Funds under this Agreement shall be paid by W&R and the Funds. W&R shall promptly provide Nationwide (or its designee), or cause Nationwide (or its designee) to be provided with, a reasonable quantity of the Funds' Statements of Additional Information and any supplements, and a camera-ready copy of the Funds' Prospectus and any Supplements for use by Nationwide in producing a combined prospectus for each Contract incorporating both the Contract Prospectus and the Funds' Prospectus. Costs for production of such documents shall be allocated as set forth in the Administrative Services Agreement, dated September 1, 2000 by and between Nationwide and Waddell & Reed, Inc.

5. Nationwide and its agents shall make no representations concerning the Funds or Fund shares except those contained in the Funds' then current Prospectuses, Statements of Additional Information or other documents produced by W&R (or an entity on its behalf) which contain information about the Funds. Nationwide agrees to allow a reasonable period of time for W&R to review any advertising and sales literature drafted by Nationwide (or agents on its behalf) with respect to the Funds prior to submitting such material to any regulator.

6. W&R represents that the Funds are currently qualified as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended, and that the Funds shall make every effort to maintain such qualification. W&R shall promptly notify Nationwide upon having a reasonable basis for believing that the Funds have ceased to so qualify, or that they may not qualify as such in the future.

     W&R represents that the Funds currently comply with the diversification requirements pursuant to Section 817(h) of the Code and Section 1.817-5(b) of the Federal Tax Regulations and that the Funds will make every effort to maintain the Funds' compliance with such diversification requirements, unless the Funds are otherwise exempt from section 817(h) and/or except as otherwise disclosed in the Funds' prospectus. W&R will notify Nationwide promptly upon having a reasonable basis for believing that the Funds have ceased to so qualify, or that the Funds might not so qualify in the future. Unless otherwise exempt, W&R shall provide to Nationwide a statement indicating compliance with Section 817(h) and a schedule of investment holdings, to be received by Nationwide no later than twenty-five (25) days following the end of each calendar quarter.

     Nationwide represents that the Contracts are currently, and at the time of issuance will be, treated as annuity contracts or life insurance policies, whichever is appropriate under applicable provisions of the Code, and that it shall make every effort to maintain such treatment. Nationwide will promptly notify W&R upon having a reasonable basis for believing that the Contracts have ceased to be treated as annuity contracts or life insurance polices, or that the Contracts may not be so treated in the future.

     Unless the Funds are exempt from the requirements of section 817(h), Nationwide represents that each Variable Account is a "segregated asset account" and that interests in each Variable Account are offered exclusively through the purchase of a "variable contract", within the meaning of such terms pursuant to section 1.817-5(f)(2) of the Federal Tax Regulations, that it shall make every effort to continue to meet such definitional requirements, and that it shall notify W&R immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they may not be met in the future.

7. Within five (5) Business Days after the end of each calendar month, W&R shall provide Nationwide a monthly statement of account, which shall confirm all transactions made during that particular month in the Variable Accounts.

8. (a) The directors of the Funds will monitor the operations of the Funds for the existence of any material irreconcilable conflict among the interest of all Contract owners of all separate accounts investing in the Funds. W&R shall notify Nationwide of the potential for, or the determination of, such irreconcilable material conflict. An irreconcilable conflict may arise, among other things, from (i) an action by any state insurance regulatory authority; (ii) a change in applicable insurance laws or regulations; (iii) a tax ruling or provision of the Code or the regulations thereunder; (iv) any other development relating to the tax treatment of insurers, contract holders or policy owners or beneficiaries of variable annuity or variable life insurance products; (v) the manner in which the investments of the Funds are managed; (vi) a difference in voting instructions given by variable annuity contract owners, on the one hand, and variable life insurance policy owners on the other hand, or by the contract holders or policy owners of different participating insurance companies; or (vii) a decision by an insurer to override the voting instructions of participating contract owners.

     (b) Nationwide is responsible for reporting any potential or existing conflicts to W&R and the Funds. Nationwide will be responsible for assisting the directors in carrying out their responsibilities under this provision by providing the directors with all information reasonably necessary for them to consider the issues raised. The Funds will also require Waddell & Reed Investment Management Company ("WRIMCO") (the Funds' investment adviser) to report to the directors any such conflict that comes to the attention of WRIMCO.

     (c) If a majority of the directors of the Funds or a majority of the disinterested directors determine that a material irreconcilable conflict exists involving Nationwide, Nationwide shall, at its expense and to the extent reasonably practicable (as determined by a majority of the disinterested directors), take whatever steps are necessary to eliminate the irreconcilable material conflict, including, but not limited to, withdrawing the assets allocable to some or all of the Variable Accounts from the Funds and reinvesting such assets in a different investment medium, including another Fund, offering to the affected Contract owners the option of making such a change or offering a new funding medium, including a registered investment company.

     For purposes of this provision, the directors or the disinterested directors shall determine whether any proposed action adequately remedies any irreconcilable material conflict. In the event of a determination of an irreconcilable material conflict, the directors shall cause the Funds to take such action, such as establishment of one or more additional Funds, as they reasonably determine to be in the interest of all shareholders and Contract owners in view of all the applicable factors such as the cost, feasibility, tax, regulatory and other considerations. In no event will the Funds be required by this provision to establish a new funding medium for any Contract.

     Nationwide shall not be required by this provision to establish a new funding medium for any Contract if an offer to do so has been declined by a vote of a majority of the Contract owners materially adversely affected by the material irreconcilable conflict. Nationwide will decline an offer to establish a new funding medium only if Nationwide believes it is in the best interest of its Contract owners.

9.   This Agreement shall terminate as to the sale and issuance of new
     Contracts:

     (a) at the option of Nationwide or W&R upon at least 60 days advance written notice to the other;

     (b) in the event of termination of the General Agency Agreement between Waddell & Reed, Inc. and Nationwide;

     (c) at any time, upon W&R's election, if the Funds determine that liquidation of the Funds is in the best interest of the Funds and their beneficial owners. Reasonable advance notice of election to liquidate shall be furnished by W&R to permit the substitution of Fund shares with the shares of another investment company pursuant to SEC regulation;

     (d) if the Contracts are not treated as annuity contracts or life insurance policies by the applicable regulators or under applicable rules or regulations;

     (e) if the Variable Accounts are not deemed "segregated asset accounts" by the applicable regulators or under applicable rules or regulations;

     (f) at the option of Nationwide, if Fund shares are not available for any reason to meet the requirements of Contracts as determined by Nationwide. Reasonable advance notice of election to terminate (and time to cure) shall be furnished by Nationwide;

     (g) at the option of Nationwide or W&R, upon institution of relevant formal proceedings against the broker-dealer(s) marketing the Contracts, the Variable Accounts, Nationwide or the Funds by the NASD, IRS, the Department of Labor, the SEC, state insurance departments or any other regulatory body, the expected or anticipated outcome of which would, in the reasonable judgment of the terminating party, materially impair the other party's ability to meet and perform its obligations under this Agreement. Prompt notice of an election to terminate under this provision shall be furnished by the terminating party and shall be effective upon receipt;

     (h) upon a decision by Nationwide, in accordance with regulations of the SEC, to substitute such Fund shares with the shares of another investment company for Contracts for which the Fund shares have been selected to serve as the underlying investment medium, provided, however, that Nationwide shall not take any action to remove the Funds as the underlying investment medium for the Contracts developed for exclusive distribution by W&R. Nationwide shall give at least 60 days written notice to the Funds and W&R of any proposal to substitute Fund shares;

     (i) upon assignment of this Agreement unless such assignment is made with the written consent of each other party; and

     (j) in the event Fund shares are not registered, issued or sold pursuant to Federal law, or such law precludes the use of Fund shares as an underlying investment medium of Contracts issued or to be issued by Nationwide. Prompt written notice shall be given by either party to the other in the event the conditions of this provision occur.

10. Each notice required by this Agreement shall be given orally and confirmed in writing to:

          Nationwide Life Insurance Company
          Nationwide Life and Annuity Insurance Company
          One Nationwide Plaza 1-09-V3
          Columbus, Ohio  43215
          Attention: Compliance Officer

          Waddell & Reed, Inc.
          Waddell & Reed Services Company
          6300 Lamar Avenue
          Overland Park, KS  66202
          Attention: Legal Department

          W&R Target Funds, Inc.
          6300 Lamar Avenue
          Overland Park, KS  66202
          Attention: Treasurer

          With a copy to:

          Nationwide Life Insurance Company
          Nationwide Life and Annuity Insurance Company
          One Nationwide Plaza 1-09-V3
          Columbus, Ohio  43215
          Attention:  Director - Securities

          W&R Target Funds, Inc.
          6300 Lamar Avenue
          Overland Park, KS  66202
          Attention: Secretary

      Any party may change its address by notifying the other party(ies) in writing.

11. So long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners, Nationwide shall distribute all proxy material furnished by W&R (provided that such material is received by Nationwide at least 10 business days prior to the date scheduled for mailing to Contract owners) and shall vote Fund shares in accordance with instructions received from the Contract owners who have such interests in such Fund shares. Nationwide shall vote the Fund shares for which no instructions have been received in the same proportion as Fund shares for which said instructions have been received from Contract owners, provided that such proportional voting is not prohibited by the Contract owner's related plan or trust document. Nationwide and its agents will in no way recommend action in connection with or oppose or interfere with the solicitation of proxies for the Fund shares held for the benefit of such Contract owners.

12. (a) Nationwide agrees to reimburse and/or indemnify and hold harmless W&R, the Funds, and each of their directors, officers, employees, agents and each person, if any, who controls or is controlled by W&R within the meaning of the Securities Act of 1933 (the "1933 Act") (collectively, "Affiliated Party") against any losses, claims, damages or liabilities ("Losses") to which W&R or any such Affiliated Party may become subject, under the 1933 Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon, but not limited to:

          (i) any untrue statement or alleged untrue statement of any material fact contained in information furnished by Nationwide;

          (ii) the omission or the alleged omission to state in the Registration Statements or Prospectuses of the Variable Accounts, or Contract, or in any sales literature generated or approved by Nationwide on behalf of the Variable Accounts or Contracts, a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (iii) conduct, statements or representations of Nationwide or its agents, with respect to the sale and distribution of Contracts for which Fund shares are an underlying investment;

          (iv) the failure of Nationwide to provide the services and furnish the materials under the terms of this Agreement;

          (v) a breach of this Agreement or of any of the representations contained herein; or

          (vi) any failure to register the Contracts or the Variable Accounts under federal or state securities laws, state insurance laws or to otherwise comply with such laws, rules, regulations or orders.

          Provided however, that Nationwide shall not be liable in any such case to the extent any such statement, omission or representation or such alleged statement, alleged omission or alleged representation was made in reliance upon and in conformity with written information furnished to Nationwide by or on behalf of W&R specifically for use therein.

          Nationwide shall reimburse any legal or other expenses reasonably incurred by W&R, the Funds, or any Affiliated Party in connection with investigating or defending any such Losses, provided, however, that Nationwide shall have prior approval of the use of said counsel or the expenditure of said fees.

          This indemnity agreement shall be in addition to any liability which Nationwide may otherwise have.

     (b) W&R and the Funds agree to indemnify and hold harmless Nationwide and each of its directors, officers, employees, agents and each person, (collectively, "Nationwide Affiliated Party"), who controls Nationwide within the meaning of the 1933 Act against any Losses to which Nationwide or any such Nationwide Affiliated Party may become subject, under the 1933 Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon; but not limited to:

          (i) any untrue statement or alleged untrue statement of any material fact contained in any information furnished by W&R or the Funds, including but not limited to, the Registration Statements, Prospectuses or sales literature of the Funds;

          (ii) the omission or the alleged omission to state in the Registration Statements or Prospectuses of the Funds a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (iii) W&R's failure to keep the Funds fully diversified and qualified as regulated investment companies as required by the applicable provisions of the Code, the 1940 Act, and the applicable regulations promulgated thereunder;

          (iv) the failure of W&R to provide the services and furnish the materials under the terms of this Agreement;

          (v) a breach of this Agreement or of any of the representations contained herein; or

          (vi) any failure to register the Funds under federal or state securities laws or to otherwise comply with such laws, rules, regulations or orders.

          Provided however, that W&R and the Funds shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an act or omission of Nationwide or untrue statement or omission or alleged omission made in conformity with written information furnished to W&R or the Funds by Nationwide specifically for use therein.

          W&R and the Funds shall reimburse any reasonable legal or other expenses reasonably incurred by Nationwide or any Nationwide Affiliated Party in connection with investigating or defending any such Losses, provided, however, that W&R and the Funds shall have prior approval of the use of said counsel or the expenditure of said fees.

          This indemnity agreement will be in addition to any liability which W&R and the Funds may otherwise have.

     (c) Each party shall promptly notify the other party(ies) in writing of any situation which presents or appears to involve a claim which may be the subject of indemnification under this Agreement and the indemnifying party shall have the option to defend against any such claim. In the event the indemnifying party so elects, it shall notify the indemnified party and shall assume the defense of such claim, and the indemnified party shall cooperate fully with the indemnifying party, at the indemnifying party's expense, in the defense of such claim. Notwithstanding the foregoing, the indemnified party shall be entitled to participate in the defense of such claim at its own expense through counsel of its own choosing. Neither party shall admit to wrong-doing nor make any compromise in any action or proceeding which may result in a finding of wrongdoing by the other party without the other party's prior written consent. Any notice given by the indemnifying party to an indemnified party or participation in or control of the litigation of any such claim by the indemnifying party shall in no event be deemed to be an admission by the indemnifying party of culpability, and the indemnifying party shall be free to contest liability among the parties with respect to the claim.

13. Subject to Section 9(h) of this Agreement, W&R may request or Nationwide may initiate the filing of a substitution application pursuant to Section 26(c) of the 1940 Act to substitute shares of a Fund held by a Nationwide Variable Account for another investment media ("Substitution Application"). The costs associated with a Substitution Application shall be allocated as follows:

     (a) In the event W&R requests Nationwide to submit a Substitution Application, W&R shall reimburse Nationwide for all reasonable costs incurred by Nationwide with respect to such Substitution Application. W&R shall be obligated to reimburse Nationwide under this provision irrespective of whether the Substitution Application requested by W&R is effectuated.

     (b) In the event Nationwide initiates a Substitution Application and the Fund being substituted is offered by separate accounts of companies other than Nationwide, Nationwide shall bear all costs associated with the Substitution Application irrespective of whether the Substitution Application is effectuated.

     (c) In the event Nationwide initiates a Substitution Application in accordance with Section 9(h), Nationwide shall bear the costs incurred in the transfer.

14. The forbearance or neglect of any party to insist upon strict compliance by another party with any of the provisions of this Agreement, whether continuing or not, or to declare a forfeiture of termination against the other parties, shall not be construed as a waiver of any of the rights or privileges of any party hereunder. No waiver of any right or privilege of any party arising from any default or failure of performance by any party shall affect the rights or privileges of the other parties in the event of a further default or failure of performance.

15. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of Ohio, without respect to its choice of law provisions and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

16. Each party hereby represents and warrants to the other that the persons executing this Agreement on its behalf are duly authorized and empowered to execute and deliver the Agreement and that the Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms. Except as particularly set forth herein, neither party assumes any responsibility hereunder, and will not be liable to the other for any damage, loss of data, delay or any other loss whatsoever caused by events beyond its reasonable control.

17. Nationwide acknowledges that the identity of W&R's (and its affiliates' and/or subsidiaries') customers and all information maintained about those customers constitute the valuable property of W&R. Nationwide agrees that, should it come into contact or possession of any such information (including, but not limited to, lists or compilations of the identity of such customers), Nationwide shall hold such information or property in confidence and shall not use, disclose or distribute any such information or property except with W&R's prior written consent or as required by law or judicial process.

     W&R acknowledges that the identity of Nationwide's (and its affiliates' and/or subsidiaries') customers and all information maintained about those customers constitute the valuable property of Nationwide. W&R agrees that, should it come into contact or possession of any such information (including, but not limited to, lists or compilations of the identity of such customers), W&R shall hold such information or property in confidence and shall not use, disclose or distribute any such information or property except with Nationwide's prior written consent or as required by law or judicial process.

     This section shall survive the expiration or termination of this Agreement.

18. Nothing in this Agreement shall be deemed to create a partnership or joint venture by and among the parties hereto.

19. This Agreement supersedes any and all prior Fund Participation Agreements made by and between the parties.

20. Except to amend Exhibit A, or as otherwise provided in this Agreement, this Agreement may not be amended or modified except by a written amendment executed by each of the parties.

21. This Agreement may be executed by facsimile signature and it may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                          NATIONWIDE LIFE INSURANCE COMPANY AND NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

                          /s/     William G. Goslee
                          ----------------------------------------------
                          By:     William G. Goslee
                          Title:  Vice President
                                  Investment Management Relationships

                          WADDELL & REED, INC.

                          /s/    Thomas W. Butch
                          ----------------------------------------------
                          By:    Thomas W. Butch
                          Title: Executive Vice President

                          WADDELL & REED SERVICES COMPANY

                          /s/    Michael D. Strohm
                          ----------------------------------------------
                          By:    Michael D. Strohm
                          Title: President

                          W&R Target Funds, Inc.

                          /s/    Robert L. Hechler
                          ----------------------------------------------
                          By:    Robert L. Hechler
                          Title: President

                                    EXHIBIT A

     This Exhibit corresponds to the Fund Participation Agreement dated December 1, 2000.

-------------------------------------------------------------------------------------------------------------------------
    VARIABLE ACCOUNTS OF NATIONWIDE         CORRESPONDING NATIONWIDE CONTRACTS             CORRESPONDING FUNDS
-------------------------------------------------------------------------------------------------------------------------
Nationwide VA Separate Account-D          o  Waddell & Reed Advisors              W&R Target Funds, Inc.
                                             Select Annuity                       o  Asset Strategy Portfolio
                                                                                  o  Balanced Portfolio
                                                                                  o  Bond Portfolio
                                                                                  o  Core Equity Portfolio
                                                                                     (formerly, Income Portfolio)
                                                                                  o  Growth Portfolio
                                                                                  o  High Income Portfolio
                                                                                  o  International Portfolio
                                                                                  o  Limited-Term Bond Portfolio
                                                                                  o  Money Market Portfolio
                                                                                  o  Science and Technology
                                                                                     Portfolio
                                                                                  o  Small Cap Portfolio
-------------------------------------------------------------------------------------------------------------------------
Nationwide VLI Separate Account-5         o  Waddell & Reed Advisors              W&R Target Funds, Inc.
                                             Select Life                          o  Asset Strategy Portfolio
                                          o  Waddell & Reed Advisors              o  Balanced Portfolio
                                             Select Survivorship Life             o  Bond Portfolio
                                                                                  o  Core Equity Portfolio
                                                                                     (formerly, Income Portfolio)
                                                                                  o  Growth Portfolio
                                                                                  o  High Income Portfolio
                                                                                  o  International Portfolio
                                                                                  o  Limited-Term Bond Portfolio
                                                                                  o  Money Market Portfolio
                                                                                  o  Science and Technology
                                                                                     Portfolio
                                                                                  o  Small Cap Portfolio
-------------------------------------------------------------------------------------------------------------------------
Nationwide Variable Account-9             o  Waddell & Reed Advisors              W&R Target Funds, Inc.
                                             Select Plus Annuity                  o  Asset Strategy Portfolio
                                             (proprietary version of              o  Balanced Portfolio
                                             Future (1933 Act                     o  Bond Portfolio
                                             No.333-28995))                       o  Core Equity Portfolio
                                                                                     (formerly, Income Portfolio)
                                                                                  o  Growth Portfolio
                                                                                  o  High Income Portfolio
                                                                                  o  International Portfolio
                                                                                  o  Limited-Term Bond Portfolio
                                                                                  o  Money Market Portfolio
                                                                                  o  Science and Technology
                                                                                     Portfolio
                                                                                  o  Small Cap Portfolio


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